                                                                 EXHIBIT 10.18

                                              PURCHASE ORDER        Page  1(2)

ERICSSON [LOGO]                                      ------------------------
                                       Date          Our purchase order   Rev
                                       1999-04-07    Q02052               000
                                                     ------------------------

Buyer/Phone                            Your reference
Brian Cunningham                       TERRY DUNLAP
(804) 592-7166
Material Planner                       Supplier
Brian Cunningham   504-592-3578        333 S. NINA DRIVE
                                       MESA
Mail acknowledgement to:               AZ

Ericsson Inc.
RMOT Purchasing Dept.
Mountain View Road
Lynchburg, VA 24502                    Mail invoice to:

Delivery address                       Ericsson Inc.
Ericsson Inc.                          P.O. Box 40003
314 Jefferson Ridge Parkway            Lynchburg, VA 24502
Lynchburg, VA 24501
ATTN: RECEIVING
                                       Terms of Delivery
                                       FOB DESTINATION, SELLER'S DOCK

Transportation method                  Terms of payment
UPS GROUND SERVICE                     NET PAY 30 DAYS

Box marking                            Currency     Terms of freight
ERICSSON Q02052                        USD          PREPAID & ALLOWED


-------------------------------------------------------------------------------
Item       Product no.                   Qty         Unit price
           Description                   UOM                           Amount
           Rev/Supplier product no.


 1         RMF356202/1                  15,000          ***
           MODE/VOLUME SWITCH           EA                               ***
           Rev:             Similar to:
 Mfgr:
                    DELIVERY TIME      Jun 15, 1999


 2         RMF356202/1                  15,000          ***
           MODE/VOLUME SWITCH           EA                               ***
           Rev:             Similar to:
 Mfgr:
                    DELIVERY TIME      Jul 01, 1999


 3         RMF356202/1                  30,000          ***
           MODE/VOLUME SWITCH           EA                               ***
           Rev:             Similar to:
 Mfgr:
                    DELIVERY TIME      Jul 30, 1999


 4         RMF356202/1                  30,000          ***
           MODE/VOLUME SWITCH           EA                               ***
           Rev:             Similar to:
 Mfgr:
                    DELIVERY TIME      Sep 01, 1999

-------------------------------------------------------------------------------
1. We order according to conditions and specification above. For the order our general purchaser conditions are valid as enclosed.
2. Please acknowledge order by signing below and mailing or faxing a copy of acknowledged order to above material planner.
3. P.O. Number, Line Item Number, and Part Number must appear on all invoices, correspondence, packages and shipping memorand.
4. Issue in duplicate (separate invoice for each order or partial shipment.
5. Do not insure or declare value unless for precious metals or jewels.
6. All packing lists must be attached to exterior of shipping containers.
-------------------------------------------------------------------------------

ERICSSON INC.
                                                               PO Accepted with
-------------------------------  ----------------------------  no changes    [ ]
Approved - Ericsson              Acknowledgement - Supplier.   changes noted [ ]

/s/ Brian D. Cunningham  4/7/99
-------------------------------  ----------------------------

*** The omitted information has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

                                  PURCHASE ORDER                   Page   2 (2)

ERICSSON [LOGO]                                        -------------------------
                                  Date                 Our Purchase order    Rev
                                  1999-04-07           002052                000
                                                       -------------------------
Buyer/Phone                       Your reference
Brian Cunningham                  TERRY DUNLAP
(804)592-7166

Material planner                  Supplier
Brian Cunningham   804-592-3578   333 S. NINA DRIVE

-------------------------------------------------------------------------------
Item       Product no.                   Qty         Unit price
           Description                   UOM                           Amount
           Rev/Supplier product no.


 5         RMF356202/1                  30,000          ***
           MODE/VOLUME SWITCH           EA                               ***
           Rev:             Similar to:
 Mfgr:
                    DELIVERY TIME      Oct 01, 1999


 6         RMF356202/1                  30,000          ***
           MODE/VOLUME SWITCH           EA                               ***
           Rev:             Similar to:
 Mfgr:
                    DELIVERY TIME      Nov 01, 1999


 7         RMF356202/1                  30,000          ***
           MODE/VOLUME SWITCH           EA                               ***
           Rev:             Similar to:
 Mfgr:
                    DELIVERY TIME      Dec 01, 1999


 8         RMF356202/1                  60,000          ***
           MODE/VOLUME SWITCH           EA                               ***
           Rev:             Similar to:
 Mfgr:
                    DELIVERY TIME      Dec 30, 1999

 9         RMF356202/1                  60,000          ***
           MODE/VOLUME SWITCH           EA                               ***
           Rev:             Similar to:
 Mfgr:
                    DELIVERY TIME      Feb 01, 2000

                    Grand Total is:                     ***

          These switches are to conform to level 3 REV D design per Tony Van Zeeland and Dwight Smith.

-------------------------------------------------------------------------------
1. We order according to conditions and specification above. For the order our general purchaser conditions are valid as enclosed.
2. Please acknowledge order by signing below and mailing or faxing a copy of acknowledged order to above material planner.
3. P.O. Number, Line Item Number, and Part Number must appear on all invoices, correspondence, packages and shipping memorand.
4. Issue in duplicate separate invoice for each order or partial shipment.
5. Do not insure or declare value unless for precious metals or jewels.
6. All packing lists must be attached to exterior of shipping containers.
-------------------------------------------------------------------------------

ERICSSON INC.
                                                               PO Accepted with
-------------------------------  ----------------------------  no changes    [ ]
Approved - Ericsson              Acknowledgement - Supplier.   changes noted [ ]

/s/ Brian D. Cunningham  4/7/99
-------------------------------  ----------------------------

     #207375

*** The omitted information has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.